Aston Funds
(the “Trust”)
Aston/Montag & Caldwell Growth Fund
Aston/Veredus Select Growth Fund
Aston Growth Fund
Aston/Optimum Large Cap Opportunity Fund
Aston Value Fund
Aston/TAMRO Diversified Equity Fund
Aston/River Road Dividend All Cap Value Fund
Aston/Optimum Mid Cap Fund
Aston/Montag & Caldwell Mid Cap Growth Fund
Aston/Cardinal Mid Cap Value Fund
Aston/River Road Small-Mid Cap Fund
Aston/Veredus Aggressive Growth Fund
Aston/TAMRO Small Cap Fund
Aston/River Road Small Cap Value Fund
Aston/Neptune International Fund
Aston Dynamic Allocation Fund
Aston/New Century Absolute Return ETF Fund
Aston/M.D. Sass Enhanced Equity Fund
Aston/Fortis Real Estate Fund
Aston/Montag & Caldwell Balanced Fund
Aston Balanced Fund
Aston/TCH Fixed Income Fund
(each an “Aston Fund” and collectively, the “Aston Funds”)
Supplement dated July 7, 2009 to the Class N Shares Prospectus dated March 1, 2009
IMPORTANT NOTICE
This supplement provides new and additional information beyond that contained in the Prospectus and should be retained and read in conjunction with the Prospectus. Keep it for future reference.
ADDITIONAL EXCHANGE OPTION
Effective June 22, 2009, the Aston/Fortis Money Market Fund, Fortis Government Money Market Fund, Fortis Tax-Exempt Money Market Fund and Fortis Treasury Money Market Fund (the “Money Market Funds”) are no longer available as an exchange option. The Board of Trustees of Aston Funds approved a plan to liquidate and terminate each Money Market Fund on or about July 30, 2009. The last date to place orders to exchange shares of each Money Market Fund for shares of other Aston Funds is July 28, 2009.
Effective July 15, 2009, the Aston Money Market Fund — Bedford Shares of the Money Market Portfolio of The RBB Fund, Inc. offered in connection with the Aston Funds (the “Aston Money Market Fund”) will be available as an exchange option for shareholders of the Aston Funds. Existing shareholders of the Money Market Funds or the intermediaries through which shares are held must take affirmative action to exchange their shares from the Money Market Funds into the Aston Money Market Fund. The Aston Money Market Fund prospectus, including applicable investment minimums, is available by contacting Aston Funds by mail, through the Internet or by phone at (800) 992-8151. Please read the Aston Money Market Fund prospectus carefully before investing.
For federal income tax purposes, each exchange into a different fund is treated as a sale and a new purchase. As a result, an investor holding shares in a non tax-deferred account generally is subject to federal income tax on any appreciation on the shares exchanged.
Aston Funds reserves the right to limit, impose charges upon, terminate or otherwise modify the exchange privilege by sending written notice to shareholders. All exchange requests must be in “good order,” as described in the Prospectus.
For more information, please call Aston Funds: 800 992-8151 or visit our Web site at www.astonfunds.com.
SUP AMMF 709